UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2011

Cardinal Bankshares Corporation

(Exact name of registrant as specified in its charter)

VIRGINIA	0-28780	54-1804471
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Jacksonville Circle

Floyd, Virginia 24091

(Address of principal offices, including zip code)

(540) 745-4191

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 13, 2011, the Board of Directors of Cardinal Bankshares Corporation (the “Company”) sent to the Company’s shareholders a letter, dated October 12, 2011, responding to the open letter to shareowners of Schaller Equity Partners, dated September 29, 2011. A copy of the response letter from the Company’s Board of Directors is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description of Exhibit

99.1	Letter to shareholders, dated October 12, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDINAL BANKSHARES CORPORATION

Date: October 13, 2011	By:	/s/ Ronald Leon Moore
	Name:	Ronald Leon Moore
	Title:	Chairman, President and Chief Executive Officer

	By:	/s/ J. Alan Dickerson
	Name:	J. Alan Dickerson
	Title:	Chief Financial Officer and Vice-President

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Letter to shareholders, dated October 12, 2011.